                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                  Settlement Date        3/31/00
                                                  Determination Date     4/12/00
                                                  Distribution Date      4/17/00

I.    All Payments on the Contracts                                                                             12,031,600.98
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                          483,552.73
III.  Repurchased Contracts                                                                                              0.00
IV.   Investment Earnings on Collection Account                                                                          0.00
V.    Servicer Monthly Advances                                                                                    260,677.18
VI.   Distribution from the Reserve Account                                                                              0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                          153,171.82
VIII. Transfers to the Pay-Ahead Account                                                                          (112,734.67)

IX.   Less: Investment Earnings distributions                                                                            0.00
        (a) To Sellers with respect to the Collection Account                                                            0.00
        (b) To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                   $12,816,268.04
                                                                                                               ===============

DISTRIBUTION AMOUNTS                                                      Cost per $1000
-------------------------------                                           ----------------

1.  (a) Class A-1 Note Interest Distribution                                                           0.00
    (b) Class A-1 Note Principal Distribution                                                          0.00
        Aggregate Class A-1 Note Distribution                               0.00000000                                   0.00

2.  (a) Class A-2 Note Interest Distribution                                                           0.00
    (b) Class A-2 Note Principal Distribution                                                          0.00
        Aggregate Class A-2 Note Distribution                               0.00000000                                   0.00

3.  (a) Class A-3 Note Interest Distribution                                                           0.00
    (b) Class A-3 Note Principal Distribution                                                          0.00
        Aggregate Class A-3 Note Distribution                               0.00000000                                   0.00

4.  (a) Class A-4 Note Interest Distribution                                                           0.00
    (b) Class A-4 Note Principal Distribution                                                          0.00
        Aggregate Class A-4 Note Distribution                               0.00000000                                   0.00

5.  (a) Class A-5 Note Interest Distribution                                                           0.00
    (b) Class A-5 Note Principal Distribution                                                          0.00
        Aggregate Class A-5 Note Distribution                               0.00000000                                   0.00

6.  (a) Class A-6 Note Interest Distribution                                                     359,243.83
    (b) Class A-6 Note Principal Distribution                                                 10,056,006.64
        Aggregate Class A-6 Note Distribution                              118.35511896                         10,415,250.47

7.  (a) Class A-7 Note Interest Distribution                                                     291,650.00
    (b) Class A-7 Note Principal Distribution                                                          0.00
        Aggregate Class A-7 Note Distribution                               5.11666667                             291,650.00

8.  (a) Class A-8 Note Interest Distribution                                                     441,291.67
    (b) Class A-8 Note Principal Distribution                                                          0.00
        Aggregate Class A-8 Note Distribution                               5.19166667                             441,291.67

9.  (a) Class A-9 Note Interest Distribution                                                     321,266.67
    (b) Class A-9 Note Principal Distribution                                                          0.00
        Aggregate Class A-9 Note Distribution                               5.26666667                             321,266.67

10. (a) Class A-10 Note Interest Distribution                                                    345,041.67
    (b) Class A-10 Note Principal Distribution                                                         0.00
        Aggregate Class A-10 Note Distribution                              5.30833333                             345,041.67

11. (a) Class B Certificate Interest Distribution                                                244,679.31
    (b) Class B Certificate Principal Distribution                                                     0.00
        Aggregate Class B Certificate Distribution                          5.45000000                             244,679.31

12.  Servicer Payment

    (a) Servicing Fee                                                                            159,675.14
    (b) Reimbursement of prior Monthly Advances                                                  216,748.17
          Total Servicer Payment                                                                                   376,423.31

13.  Deposits to the Reserve Account                                                                               380,664.95

Total Distribution Amount                                                                                      $12,816,268.04
                                                                                                               ==============

Reserve Account distributions:
-------------------------------
    (a) Amounts to the Sellers (Chase USA) from Excess Collections                                48,839.31
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                    331,825.64
    (c) Distribution from the Reserve Account to the Sellers(Chase USA)                            5,668.96
    (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                38,516.21
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                       $424,850.12
                                                                                                                  ============

           INTEREST
-------------------------------
1. Current Interest Requirement
    (a) Class A-1 Notes @  5.598%                                                                      0.00
    (b) Class A-2 Notes @  5.852%                                                                      0.00
    (c) Class A-3 Notes @  5.919%                                                                      0.00
    (d) Class A-4 Notes @  6.020%                                                                      0.00
    (e) Class A-5 Notes @  6.050%                                                                      0.00
    (f) Class A-6 Notes @  6.130%                                                                359,243.83
    (g) Class A-7 Notes @  6.140%                                                                291,650.00
    (h) Class A-8 Notes @  6.230%                                                                441,291.67
    (i) Class A-9 Notes @  6.320%                                                                321,266.67
    (j) Class A-10 Notes @ 6.370%                                                                345,041.67
                 Aggregate Interest on Notes                                                                     1,758,493.83
    (k) Class B Certificate @ 6.540%                                                                               244,679.31

2. Remaining Interest Shortfall
    (a) Class A-1 Notes                                                                                0.00
    (b) Class A-2 Notes                                                                                0.00
    (c) Class A-3 Notes                                                                                0.00
    (d) Class A-4 Notes                                                                                0.00
    (e) Class A-5 Notes                                                                                0.00
    (f) Class A-6 Notes                                                                                0.00
    (g) Class A-7 Notes                                                                                0.00
    (h) Class A-8 Notes                                                                                0.00
    (i) Class A-9 Notes                                                                                0.00
    (j) Class A-10 Notes                                                                               0.00
    (k) Class B Certificates                                                                           0.00

3. Total Distribution of Interest                                         Cost per $1000
                                                                          ----------------
    (a) Class A-1 Notes                                                     0.00000000                 0.00
    (b) Class A-2 Notes                                                     0.00000000                 0.00
    (c) Class A-3 Notes                                                     0.00000000                 0.00
    (d) Class A-4 Notes                                                     0.00000000                 0.00
    (e) Class A-5 Notes                                                     0.00000000                 0.00
    (f) Class A-6 Notes                                                     4.08231623           359,243.83
    (g) Class A-7 Notes                                                     5.11666667           291,650.00
    (h) Class A-8 Notes                                                     5.19166667           441,291.67
    (i) Class A-9 Notes                                                     5.26666667           321,266.67
    (j) Class A-10 Notes                                                    5.30833333           345,041.67
                 Total Aggregate Interest on Notes                                                               1,758,493.83
    (k) Class B Certificates                                                5.45000000                             244,679.31

          PRINCIPAL
-------------------------------
                                                                          No. of Contracts
                                                                          ----------------
1. Amount of Stated Principal Collected                                                        4,059,943.81
2. Amount of Principal Prepayment Collected                                     294            5,159,211.61
3. Amount of Liquidated Contract                                                22               836,851.22
4. Amount of Repurchased Contract                                                0                     0.00

       Total Formula Principal Distribution Amount                                                              10,056,006.64

5. Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                             -----------
    (a) Class A-1 Notes                                                                       0.0000000                  0.00
    (b) Class A-2 Notes                                                                       0.0000000                  0.00
    (c) Class A-3 Notes                                                                       0.0000000                  0.00
    (d) Class A-4 Notes                                                                       0.0000000                  0.00

    (e) Class A-5 Notes                                                                       0.0000000                  0.00
    (f) Class A-6 Notes                                                                       0.7991484         70,325,056.11
    (g) Class A-7 Notes                                                                       1.0000000         57,000,000.00
    (h) Class A-8 Notes                                                                       1.0000000         85,000,000.00
    (i) Class A-9 Notes                                                                       1.0000000         61,000,000.00
    (j) Class A-10 Notes                                                                      1.0000000         65,000,000.00
    (k) Class B Certificates                                                                  1.0000000         44,895,285.54

6. Remaining Principal Shortfall
    (a) Class A-1 Notes                                                                                                  0.00
    (b) Class A-2 Notes                                                                                                  0.00
    (c) Class A-3 Notes                                                                                                  0.00
    (d) Class A-4 Notes                                                                                                  0.00
    (e) Class A-5 Notes                                                                                                  0.00
    (f) Class A-6 Notes                                                                                                  0.00
    (g) Class A-7 Notes                                                                                                  0.00
    (h) Class A-8 Notes                                                                                                  0.00
    (i) Class A-9 Notes                                                                                                  0.00
    (j) Class A-10 Notes                                                                                                 0.00
    (k) Class B Certificates                                                                                             0.00

7. Principal Distribution                                                 Cost per $1000
                                                                          ----------------
    (a) Class A-1 Notes                                                     0.00000000                                   0.00
    (b) Class A-2 Notes                                                     0.00000000                                   0.00
    (c) Class A-3 Notes                                                     0.00000000                                   0.00
    (d) Class A-4 Notes                                                     0.00000000                                   0.00
    (e) Class A-5 Notes                                                     0.00000000                                   0.00
    (f) Class A-6 Notes                                                    114.27280273                         10,056,006.64
    (g) Class A-7 Notes                                                     0.00000000                                   0.00
    (h) Class A-8 Notes                                                     0.00000000                                   0.00
    (i) Class A-9 Notes                                                     0.00000000                                   0.00
    (j) Class A-10 Notes                                                    0.00000000                                   0.00
    (k) Class B Certificates                                                0.00000000                                   0.00

8. Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                             -----------
    (a) Class A-1 Notes                                                                       0.0000000                  0.00
    (b) Class A-2 Notes                                                                       0.0000000                  0.00
    (c) Class A-3 Notes                                                                       0.0000000                  0.00
    (d) Class A-4 Notes                                                                       0.0000000                  0.00
    (e) Class A-5 Notes                                                                       0.0000000                  0.00
    (f) Class A-6 Notes                                                                       0.6848756         60,269,049.47
    (g) Class A-7 Notes                                                                       1.0000000         57,000,000.00
    (h) Class A-8 Notes                                                                       1.0000000         85,000,000.00
    (i) Class A-9 Notes                                                                       1.0000000         61,000,000.00
    (j) Class A-10 Notes                                                                      1.0000000         65,000,000.00
    (k) Class B Certificates                                                                  1.0000000         44,895,285.54

          POOL DATA                                                                          Aggregate
-------------------------------                                                              Principal
                                                                          No. of Contracts    Balance
                                                                          ----------------    -------
1. Pool Stated Principal Balance as of 3/31/00                                13,930       373,164,335.01

2. Delinquency Information                                                                                     % Delinquent
                                                                                                            -  ------------
        (a) 31-59 Days                                                          110            2,682,002.93      0.719%
        (b) 60-89 Days                                                          48             1,549,043.59      0.415%
        (c) 90-119 Days                                                         29               874,068.91      0.234%
        (d) 120 Days +                                                          75             2,070,237.26      0.555%

3. Contracts Repossessed during the Due Period                                  11               478,989.41

4. Current Repossession Inventory                                               29             1,083,412.47

5. Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables                 22               836,851.22
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                 483,552.73
                                                                                               -------------
     Total Aggregate Net Losses for the preceding Collection Period                                                353,298.49

6. Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                 1,066,546.25

7. Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            666                             10,004,028.64

8. Weighted Average Contract Rate of all Outstanding Contracts                                                         9.237%

9. Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                           103.245

       TRIGGER ANALYSIS
-------------------------------
1. (a) Average Delinquency Percentage                          1.493%
   (b) Delinquency Percentage Trigger in effect ?                               NO

2. (a) Average Net Loss Ratio                                  0.057%
   (b) Net Loss Ratio Trigger in effect ?                                       NO
   (c) Net Loss Ratio (using ending Pool Balance)              0.089%

3. (a) Servicer Replacement Percentage                         0.075%
   (b) Servicer Replacement Trigger in effect ?                                 NO

        MISCELLANEOUS
-------------------------------
1. Monthly Servicing Fees                                                                                          159,675.14

2. Servicer Advances                                                                                               260,677.18

3. (a) Opening Balance of the Reserve Account                                                                    8,973,952.86
   (b) Deposits to the Reserve Account                                                           380,664.95
   (c) Investment Earnings in the Reserve Account                                                 44,185.17
   (d) Distribution from the Reserve Account                                                    (424,850.12)
   (e) Ending Balance of the Reserve Account                                                                     8,973,952.86

4. Specified Reserve Account Balance                                                                             8,973,952.86

5. (a) Opening Balance in the Pay-Ahead Account                                                                    417,615.46
   (b) Deposits to the Pay-Ahead Account from the Collection Account                             112,734.67
   (c) Investment Earnings in the Pay-Ahead Account                                                    0.00
   (d) Transfers from the Pay-Ahead Account to the Collection Account                           (153,171.82)
   (e) Ending Balance in the Pay-Ahead Account                                                                     377,178.31